UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 12, 2006

Date of Report (Date of earliest event reported)

FLEXPOINT SENSOR SYSTEMS, INC.

(Name of small business issuer in its charter)

           Delaware

           0-24368

87-0620425

(State of incorporation)

            (Commission File Number)          (I.R.S.  Employer Identification No.)

106 West Business Park Drive, Draper, Utah

84020

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number:   (801) 568-5111

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS

The Securities and Exchange Commission (“SEC”) has granted acceleration of the effective date of  Flexpoint Sensor Systems, Inc.’s Post-effective Amendment No.1 to the Registration Statement on Form SB-2 (File No. 333-127192).  The post-effective amendment was filed with the SEC on October 10, 2006 and was declared effective by the SEC on October 12, 2006.

The post-effective amendment registered 8,092,670 common shares under the Securities Act of 1933 for certain selling stockholders listed in the post-effective amendment.   Of the shares registered, 3,356,335 will be issued at some future date upon the exercise of outstanding warrants.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXPOINT SENSOR SYSTEMS, INC.

/s/ Clark M. Mower

DATED:   October 18, 2006

By  __________________________________

Clark M. Mower, President